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                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                            -------------------

                                SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
              PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------
                            (Amendment No. ___)

[_]  Filed by the Registrant
[x]  Filed by a Party other than the Registrant

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[x]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        TESORO PETROLEUM CORPORATION
---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

             The Stockholders' Committee for New Management of
                        Tesoro Petroleum Corporation
---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE  (Check the appropriate box):
[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
     6(i)(2) or Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[x]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: $
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:
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                        THE STOCKHOLDERS' COMMITTEE FOR
                 NEW MANAGEMENT OF TESORO PETROLEUM CORPORATION


                                  PRESS RELEASE


                              FOR IMMEDIATE RELEASE
                              ---------------------

     Contact:  Whelan Management Corp. (203) 435-5020


          STOCKHOLDERS' COMMITTEE FOR NEW MANAGEMENT OF TESORO PETROLEUM
               CORPORATION TO MAIL CONSENT SOLICITATION MATERIALS


               Lakeville, Connecticut, February 28, 1996 ... The Stockholders' Committee for New Management of Tesoro Petroleum Corporation (the "Committee") today announced that it will soon be mailing to all stockholders of record as of February 24, 1996, materials in connection with the Committee's consent solicitation to remove all seven of the present members of the Board of Directors of Tesoro Petroleum Corporation ("Tesoro") and to elect George F. Baker, Gale L. Galloway, Dr. Alan J. Kaufman, M.D., James H. Stone and Douglas B. Thompson as directors of Tesoro.


     ======================================================================


                 SUMMARY INFORMATION CONCERNING THE PARTICIPANTS
                 -----------------------------------------------

     THE STOCKHOLDERS' COMMITTEE FOR NEW MANAGEMENT OF
     TESORO PETROLEUM CORPORATION (THE "COMPANY")
     ---------------------------------------------------
     Kevin S. Flannery
     Whelan Management Corp.
     8 Holley Street
     P.O. Box 1970
     Lakeville, Connecticut  06039

          Mr. Flannery is a director and the principal stockholder of Whelan Management Corp. ("Whelan"), an investment advisory firm, and of Whelan Securities Inc., a securities broker-dealer. Mr. Flannery beneficially owns 361,772 shares of Common Stock of the Company, which include (i) 140,615 shares held by Whelan, of which Mr. Flannery is the principal executive officer and a 75% common stockholder,





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          (ii) 200,000 shares which Whelan has the right to acquire through the exercise of stock options which were exercisable on February 28, 1996, or within 60 days thereafter, (iii) 18,357 shares held by the Sean Kenrick Flannery Trust of which Mr. Flannery is the investment officer and (iv) 2,600 shares of Common Stock owned by Mr. Flannery's wife, as to which Mr. Flannery disclaims beneficial ownership.


     Robert S. Washburn
     455 Santa Rita Avenue
     Palo Alto, California  94301

          Mr. Washburn currently manages his own private investment portfolio. Mr. Washburn beneficially owns 233,336 shares of Common Stock of the Company, which includes 39,545 shares held by the Robert S. and Suzanne P. Washburn Revocable Trust of which Mr. Washburn is a co-trustee and 193,791 shares held by the Robert S. Washburn Money Purchase Pension and Profit Sharing Keogh Plan Trust of which Mr. Washburn is the sole trustee.


     George F. Baker
     Baker, Nye, L.P.
     767 Fifth Avenue
     Suite 2800
     New York, New York  10153

          George F. Baker is President of Cambridge Capital Holdings, an investment advisory firm, a General Partner of Baker, Nye, L.P., an investment partnership, and Chairman, President and Chief Executive Officer of Whitehall Corporation, an electronics, aerospace and earth sciences company. Mr. Baker beneficially owns 110,000 shares of Common Stock of the Company, which include 100,000 shares which Mr. Baker has the right to acquire through the exercise of stock options which were exercisable on February 28, 1996, or within 60 days thereafter.





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     Dr. Alan J. Kaufman, M.D.
     5500 Hohman Avenue
     Suite 210
     Hammond, Indiana  46320

          Dr. Alan J. Kaufman, M.D. is a practicing neurosurgeon and a director of Newpark Resources, Inc., a company engaged primarily in providing oilfield services. Dr. Kaufman beneficially owns 612,000 shares of Common Stock of the Company, which include
          (i) 581,500 shares owned by Dr. Kaufman either directly or through an individual retirement account, (ii) 20,000 shares held by the Kaufman Children's Trust of which Dr. Kaufman is the sole trustee and (iii) 10,500 shares owned by Dr. Kaufman's wife.
          Dr. Kaufman disclaims beneficial ownership of the shares in the Kaufman Children's Trust and the shares owned by his wife.



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     James H. Stone
     909 Poydras Street
     Suite 2650
     New Orleans, Louisiana  70112

          James H. Stone is Chairman of the Board and Chief Executive Officer of Stone Energy Corporation, a company engaged primarily in oil and natural gas exploration and development. Mr. Stone beneficially owns 146,000 shares of Common Stock of the Company, which include 100,000 shares which Mr. Stone has the right to acquire through the exercise of stock options which were exercisable on February 28, 1996, or within 60 days thereafter.


     NOMINEES OF THE STOCKHOLDERS' COMMITTEE FOR
     NEW MANAGEMENT OF TESORO PETROLEUM CORPORATION
     ----------------------------------------------
     The Committee Nominees include Messrs. Baker and Stone and
     Dr. Kaufman, whose biographical and Common Stock ownership information appear above. Gale L. Galloway and Douglas B. Thompson are also Committee Nominees.

     Gale L. Galloway
     400 West 15th Street
     Austin, Texas  78701

          Gale L. Galloway is Chairman of the Board and Chief Executive Officer of GLG Energy, Inc., an independent oil and gas producer, a part owner and a member of the Board of Directors of Prodevco S.A., a project development company, a part owner and director of Pennacle Natural Gas Co., a natural gas gathering company, and a member and owner of 1836 L.L.C., a product distribution company. Mr. Galloway beneficially owns no shares of Common Stock of the Company.


     Douglas B. Thompson
     c/o Digicon Inc.
     3701 Kirby Drive
     Houston, Texas  77098

          Douglas B. Thompson is Chairman of the Board of Directors and a member of the executive committee of Digicon, Inc., a worldwide integrated geophysical service company, and Chairman of the Board of Welltech, a domestic and international well servicing and production servicing company. Mr. Thompson beneficially owns no shares of Common Stock of the Company.